UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 301 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Eighth Amendment to Facility Agreement with Deerfield

On July 12, 2018, MannKind Corporation (the “Company”) and MannKind LLC, the Company’s wholly owned subsidiary, entered into an Exchange and Eighth Amendment to Facility Agreement (the “Deerfield Amendment”) with Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (“Deerfield”), pursuant to which the parties amended the Company’s Facility Agreement, dated July 1, 2013, as amended (the “Facility Agreement”), to, among other things, (i) issue to Deerfield 7,367,839 shares of the Company’s common stock in exchange for the cancellation of (a) $7.0 million of $10.0 million principal amount under the Company’s Amended and Restated 9.75% Senior Convertible Notes due 2019 (the “Tranche 4 Notes”) that is due and payable on July 18, 2018, (b) $3.0 million of $5.0 million principal amount under the Tranche 4 Notes due 2019 that is due and payable on December 31, 2019 and (c) $2.0 million of $2.0 million principal amount under the Company’s 8.75% Senior Convertible Notes due 2019 that is due and payable on December 31, 2019, (ii) defer the payment of $3.0 million in principal amount of the Tranche 4 Notes from July 18, 2018 to August 31, 2018, (iii) reduce the minimum price at which the remaining notes issued under the Facility Agreement (the “Deerfield Notes”) may be converted into shares of the Company’s common stock from $2.01 to $1.80 per share and (iv) provide that, on or after July 12, 2018, the Deerfield Notes may be converted into a maximum of 5,750,000 shares of the Company’s common stock.

The foregoing description of the Deerfield Amendment, the Deerfield Facility and the Deerfield Notes does not purport to be complete and is qualified in its entirety by reference to the Deerfield Amendment, a copy of which is attached as Exhibit 99.1 to this report; the form of amended and restated Deerfield Notes, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2017; the Facility Agreement, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2013; the First Amendment to Facility Agreement and Registration Rights Agreement, dated as of February 28, 2014, a copy of which is attached as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014; the Second Amendment to Facility Agreement and Registration Rights Agreement, dated as of August 11, 2014, a copy of which is attached as Exhibit 4.14 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014; the Exchange and Third Amendment to Facility Agreement, dated as of June 29, 2017, a copy of which is attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2017; the Exchange and Fourth Amendment to Facility Agreement, dated as of October 23, 2017, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 23, 2017; the Fifth Amendment to Facility Agreement, dated as of January 15, 2018, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2018; the Exchange and Sixth Amendment to Facility Agreement, dated as of January 18, 2018, a copy of which is attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2018; and the Exchange and Seventh Amendment to Facility Agreement, dated as of June 8, 2018, a copy of which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2018.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 3.02. The Company offered the Exchange Shares in reliance on the exemption from registration provided by Sections 3(a)(9) of the Securities Act of 1933, as amended, and expects to rely on such exemption for any issuance of shares of its common stock upon conversion of the Deerfield Notes.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This report contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995, including statements regarding the completion and timing of the transactions contemplated by the Deerfield Amendment. Words such as “believes”, “anticipates”, “plans”, “expects”, “intends”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations based on information currently known to the Company, and involve known and unknown risks and uncertainties, which include, without limitation, risks associated with the satisfaction of closing conditions under the Deerfield Amendment, the future repayment or conversion of any portion of the Deerfield Notes, the fact that the Company does not control whether any portion of the Deerfield Notes will be converted to common stock, and other risks detailed in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Exchange and Eighth Amendment to Facility Agreement, dated July 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Date: July 13, 2018	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary